Second Quarter 2020 Earnings Slides August 4, 2020

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 virus on our business and the economy generally, and those other matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Business Trends Through Second Quarter April • Vehicles sold: 27% of April 2019 • Total revenue: 28% of April 2019 • Consolidated gross profit: Below 20% of revenue • Operating loss for the month May • Vehicles sold: 65% of May 2019 • Total revenue: 58% of May 2019 • Consolidated gross profit: 47% of revenue • Operating profit & Adjusted EBITDA: exceeded 70% of the amounts in May 2019 June • Vehicles sold: 8% above June 2019 • Total revenue: 91% of June 2019 • Consolidated gross profit: ~50% of revenue • Operating profit margins (exclusive of goodwill and other intangibles impairment) & Adjusted EBITDA margins: above 20% of revenue 3

Second Quarter Summary ❑ Vehicles sold down 35% YoY o Consolidated revenue declined 42% ❑ Operations o 100% of transactions online o Ancillary services limited o Improved gross profit margin % o Reduced operating expenses as a result of reduced headcount ❑ Liquidity o Cash flow positive o Over $900M in cash and cash equivalents at June 30 o $325M undrawn revolver 4

Perpetual Convertible Preferred Stock ❑June 2020 investment led by funds advised by Apax Partners, L.P. with participation by Periphas Capital, L.P. ❑$550M in newly issued perpetual convertible preferred stock ❑7.0% dividend; PIK for first 8 quarters ❑Converts to common at $17.75/share 5

June 30, 2020 Leverage (US$ in millions) Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $943 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) - 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases & Other 38 Total 1,931 Less: Available Cash* (879) Net Debt $1,052 Senior Secured Net Leverage Ratio 0.2 Total Net Debt Ratio 2.5 Corporate Credit Ratings: S&P B, Moodys B2 * As defined in the Credit Agreement 6

Second Quarter Results 7

KAR Q2 2020 Highlights ($ in millions, except per share amounts) Q2 Q2 KAR Highlights* 2020 2019 Total operating revenues $419.0 $719.1 Gross profit** $183.9 $301.7 % of revenue 43.9% 42.0% 49.8% in Q2 2020, excluding purchased vehicle sales SG&A $112.3 $163.2 Q2 2020 includes goodwill/intangibles impairment of EBITDA $40.2 $139.0 $29.8M Adjusted EBITDA $80.0 $135.9 Q2 2020 includes goodwill/intangibles impairment charge Net income (loss) from continuing operations ($32.3) $27.4 of $29.8M Net income (loss) from continuing operations Q2 2020 includes goodwill/intangibles impairment charge ($0.27) $0.20 per share – diluted of $29.8M Operating adjusted net income from continuing $0.08 $0.30 operations per share – diluted Weighted average diluted shares 129.3 134.1 Dividends declared per common share $ -- $0.35 Effective tax rate 12.5% 24.1% Impact of goodwill impairment * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended June 30, 2020. ** Exclusive of depreciation and amortization 8

ADESA Q2 2020 Highlights

($ in millions, except RPU)

ADESA	Q2 2020	Q2 2019	Highlights*
Auction fees and services revenue	$312.6	$553.1	
Purchased vehicle sales	$49.6	$79.3	
Total ADESA Revenue	$362.2	$632.4	Decrease in vehicles sold and average revenue per vehicle sold
Gross profit**	$145.0	$239.5	
% of revenue	40.0%	37.9%	45% decrease in cost of services and vehicles sold online require less direct labor
SG&A	$79.5	$121.9	
EBITDA	$35.4	$114.9	Q2 2020 includes goodwill/intangibles impairment of $29.8M
Adjusted EBITDA	$77.1	$122.6	
% of revenue	21.3%	19.4%	
Vehicles sold	648,000	994,000	
Institutional vehicles sold in North America	502,000	701,000	
Dealer consignment vehicles sold in North America	131,000	268,000	Includes TradeRev volume of 35,000 in Q2 2020 and 41,000 in Q2 2019
Vehicles sold in Europe	15,000	25,000	
Percentage of vehicles sold online	100%	59%	
Conversion rate at North American physical auctions	63.5%	66.1%	
Physical RPU	$839	$882	Excludes purchased vehicles
Online only RPU	$152	$150	Excludes purchased vehicles; Includes Openlane, TradeRev & Europe

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended June 30, 2020. ** Exclusive of depreciation and amortization

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AFC Q2 2020 Highlights ($ in millions, except for revenue per loan transaction) Q2 Q2 Highlights* AFC 2020 2019 Interest and fee income $65.1 $83.7 Other revenue $2.0 $2.6 Provision for credit losses ($19.0) ($8.4) Warranty contract revenue $8.7 $8.8 PWI revenue Total AFC revenue $56.8 $86.7 -35% revenue per LTU, -4% loan transactions Gross profit** $38.9 $62.2 % of revenue 68.5% 71.7% SG&A $5.6 $6.4 EBITDA $33.3 $55.8 Adjusted EBITDA $28.1 $42.5 Loan transactions 420,000 437,000 4% decrease Increased credit losses Revenue per loan transaction*** $115 $178 Decreases in interest rates & floorplan fees Provision for credit losses % of finance receivables 4.3% 1.7% Managed receivables $1,548.3 $2,070.1 $735.9 $1,422.3 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the three months ended June 30, 2020. ** Exclusive of depreciation and amortization 10 *** Excludes “Warranty contract revenue"

Y e a r - to- Date Results 11

KAR Six Months Ended June 30, 2020 Highlights ($ in millions, except per share amounts) KAR YTD 2020 YTD 2019 Highlights* Total operating revenues $1,064.5 $1,408.7 Gross profit** $434.8 $597.4 % of revenue 40.8% 42.4% 46.3% YTD 2020, excluding purchased vehicle sales SG&A $274.7 $338.4 YTD 2020 includes goodwill/intangibles impairment of EBITDA $129.9 $261.0 $29.8M Adjusted EBITDA $168.6 $258.8 YTD 2020 includes goodwill/intangibles impairment Net income (loss) from continuing operations ($29.5) $42.7 charge of $29.8M Net income (loss) from continuing operations per YTD 2020 includes goodwill/intangibles impairment ($0.24) $0.32 share – diluted charge of $29.8M Operating adjusted net income from continuing $0.20 $0.50 operations per share – diluted Weighted average diluted shares 129.2 133.9 Dividends declared per common share $0.19 $0.70 Effective tax rate 8.1% 26.3% Impact of goodwill impairment * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the six months ended June 30, 2020. ** Exclusive of depreciation and amortization 12

ADESA Six Months Ended June 30, 2020 Highlights

($ in millions, except RPU)

ADESA	YTD 2020	YTD 2019	Highlights*
Auction fees and services revenue	$804.1	$1,095.0	Operations shut down the last 2 weeks of March
Purchased vehicle sales	$125.1	$137.1	Includes $12.7M from acquisitions
Total ADESA Revenue	$929.2	$1,232.1	Decrease in vehicles sold and average revenue per vehicle sold
Gross profit**	$341.3	$468.5	
% of revenue	36.7%	38.0%	Purchase vehicles & shut down of auctions in March
SG&A	$202.3	$248.5	
EBITDA	$107.0	$215.7	YTD 2020 includes goodwill/intangibles impairment of $29.8M
Adjusted EBITDA	$157.5	$233.4	
% of revenue	17.0%	18.9%	
Vehicles sold	1,510,000	1,940,000	
Institutional vehicles sold in North America	1,124,000	1,382,000	
Dealer consignment vehicles sold in North America	343,000	510,000	Includes TradeRev volume of 68,000 YTD 2020 and 72,000 YTD 2019
Vehicles sold in Europe	43,000	48,000	
Percentage of vehicles sold online	78%	58%	
Conversion rate at North American physical auctions	63.4%	64.9%	
Physical RPU	$884	$879	Excludes purchased vehicles
Online only RPU	$158	$148	Excludes purchased vehicles; Includes Openlane, TradeRev & Europe

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the six months ended June 30, 2020. ** Exclusive of depreciation and amortization

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AFC Six Months Ended June 30, 2020 Highlights ($ in millions, except for revenue per loan transaction) YTD YTD Highlights* AFC 2020 2019 Interest and fee income $148.9 $170.6 Other revenue $4.7 $5.4 Provision for credit losses ($35.9) ($16.6) Warranty contract revenue $17.6 $17.2 PWI revenue Total AFC revenue $135.3 $176.6 -23% revenue per LTU, -3% loan transactions Gross profit** $93.5 $128.9 % of revenue 69.1% 73.0% SG&A $12.1 $13.6 EBITDA $81.4 $115.2 Adjusted EBITDA $65.2 $87.6 Loan transactions 868,000 898,000 3% decrease Increased credit losses Revenue per loan transaction*** $136 $177 Decreases in interest rates & floorplan fees Provision for credit losses % of finance receivables 3.8% 1.6% Managed receivables $1,548.3 $2,070.1 $735.9 $1,422.3 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the six months ended June 30, 2020. ** Exclusive of depreciation and amortization *** Excludes “Warranty contract revenue" 14

HISTORICAL DATA 15

ADESA Revenue & Gross Profit 3Q18 4Q18 2018 1Q19 2Q19 3Q19 4Q19 2019 1Q20 2Q20 Auction Fees & $496.0 $475.3 $1,985.1 $541.9 $553.1 $534.5 $504.0 $2,133.5 $491.5 $312.6 Services Revenue Purchased Vehicle $31.0 $33.2 $116.8 $57.8 $79.3 $79.1 $79.3 $295.5 $75.5 $49.6 Sales Total ADESA $527.0 $508.5 $2,101.9 $599.7 $632.4 $613.6 $583.3 $2,429.0 $567.0 $362.2 Revenue Gross $219.2 $198.7 $871.1 $229.0 $239.5 $227.4 $212.4 $908.3 $196.3 $145.0 Profit Gross 41.6% 39.1% 41.4% 38.2% 37.9% 37.1% 36.4% 37.4% 34.6% 40.0% Profit % Gross Profit %, Net of 44.2% 41.8% 43.9% 42.2% 43.2% 42.5% 42.1% 42.6% 39.9% 46.4% Purchased Vehicle Sales 16

ADESA Metrics - Annual 2019 2018 2017 2016 2015 Revenue2 $2,429.0 $2,101.9 $1,937.5 $1,765.3 $1,427.8 Total Volume 3,784 3,472 3,180 2,885 2,465 Online Only Volume (N.A.) 1,533 1,304 938 743 592 Total Online Volume %3 58% 54% 46% 42% 40% Physical Conversion % (N.A.) 62.8% 61.6% 60.4% 58.0% 58.3% Dealer Consignment Mix % (Physical) 40% 42% 45% 48% 50% Physical RPU1 $884 $844 $775 $753 $701 Online Only RPU1 $149 $121 $113 $110 $102 Gross Margin2 37.4% 41.4% 42.0% 41.3% 41.4% 1 Excluding purchased vehicle sales 2 Includes purchased vehicle sales 3 Includes ADESA Simulcast and DealerBlock volume 17

ADESA Metrics - Quarter 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 Revenue2 $362.2 $567.0 $583.3 $613.6 $632.4 $599.7 $508.5 $527.0 $538.3 Total Volume 648 862 887 957 994 945 811 876 907 Online Only Volume (N.A.) 321 367 355 396 416 367 306 343 346 Total Online Volume %3 100% 63% 59% 59% 59% 57% 54% 54% 54% Physical Conversion % 63.5% 63.3% 58.4% 62.8% 66.1% 63.8% 58.5% 62.9% 62.4% (N.A.) Dealer Consignment Mix % 30% 38% 39% 43% 41% 38% 40% 44% 43% (Physical) Physical RPU1 $839 $914 $886 $893 $882 $875 $868 $850 $839 Online Only RPU1 $152 $163 $155 $151 $150 $144 $122 $126 $118 Gross Margin2 40.0% 34.6% 36.4% 37.1% 37.9% 38.2% 39.1% 41.6% 42.9% 1 Excluding purchased vehicle sales 2 Includes purchased vehicle sales 3 Includes ADESA Simulcast and DealerBlock volume 18

AFC Metrics - Annual 2019 2018 2017 2016 2015 Revenue $352.9 $340.9 $301.3 $286.8 $268.4 Loan Transaction Units (LTU) 1,783 1,760 1,688 1,718 1,607 Revenue per Loan Transaction, $178 $175 $159 $148 $150 Excluding “Warranty Contract Revenue” Ending Managed Finance Receivables $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 Ending Obligations Collateralized by $1,461.2 $1,445.3 $1,358.1 $1,280.3 $1,189.0 Finance Receivables % Vehicles Purchased at Any Auction 84% 83% 85% 83% 84% Active Dealers 12,900 12,300 12,400 12,200 11,300 Vehicles per active dealer 16 15 15 15 16 Average Credit Line $270,000 $270,000 $250,000 $260,000 $230,000 Avg Value Outstanding per Vehicle $10,000 $10,200 $9,900 $9,500 $9,100 19

AFC Metrics - Quarter 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 Revenue $56.8 $78.5 $88.0 $88.3 $86.7 $89.9 $85.3 $85.4 $85.1 Loan Transaction Units 420 448 443 442 437 461 428 433 435 (LTU) Revenue per Loan Transaction, Excluding $115 $155 $178 $180 $178 $177 $180 $177 $177 “Warranty Contract Revenue” Ending Managed Finance $1,548.3 $1,954.8 $2,115.2 $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 $1,958.6 Receivables Ending Obligations Collateralized by Finance $735.9 $1,349.9 $1,461.2 $1,428.4 $1,422.3 $1,360.6 $1,445.3 $1,366.3 $1,358.0 Receivables 20

AFC Provision for Credit Losses - Annual 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Receivables Average Managed $2,059.9 $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Receivables Provision for Credit $35.3 $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 Losses % of Managed 1.7% 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% Receivables 21

AFC Provision for Credit Losses - Quarterly 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 Ending Managed $1,548.3 $1,954.8 $2,115.2 $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 $1,958.6 Receivables Average Managed $1,751.6 $2,035.0 $2,112.8 $2,090.3 $2,029.6 $2,002.0 $1,997.3 $1,969.2 $1,945.9 Receivables Provision for $19.0 $16.9 $9.8 $8.9 $8.4 $8.2 $10.8 $7.3 $7.1 Credit Losses % of Managed 4.3% 3.3% 1.9% 1.7% 1.7% 1.6% 2.2% 1.5% 1.5% Receivables 22

APPENDIX 23

Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. 24

Q2 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2020 ADESA AFC Corporate Consolidated Net income (loss) from continuing ($4.4) $16.0 ($43.9) ($32.3) operations Add back: Income taxes 2.5 5.6 (12.7) (4.6) Interest expense, net of interest income 0.6 9.2 20.8 30.6 Depreciation and amortization 38.2 2.6 5.7 46.5 Intercompany interest (1.5) (0.1) 1.6 - EBITDA $35.4 $33.3 ($28.5) $40.2 Intercompany charges 1.5 - (1.5) - Non-cash stock-based compensation 1.2 0.4 1.3 2.9 Acquisition related costs 0.9 - - 0.9 Securitization interest - (6.0) - (6.0) Loss on asset sales 0.5 - - 0.5 Severance 5.6 0.4 0.5 6.5 Foreign currency (gains)/losses (0.1) - 2.8 2.7 Goodwill and other intangibles impairment 29.8 - - 29.8 Other 2.3 - 0.2 2.5 Total Addbacks 41.7 (5.2) 3.3 39.8 Adjusted EBITDA $77.1 $28.1 ($25.2) $80.0 Revenue $362.2 $56.8 – $419.0 Adjusted EBITDA % margin 21.3% 49.5% 19.1% 25

Q2 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2019 ADESA AFC Corporate Consolidated Net income (loss) from continuing $50.5 $27.4 ($50.5) $27.4 operations Add back: Income taxes 21.8 11.3 (24.4) 8.7 Interest expense, net of interest income 0.6 16.1 38.3 55.0 Depreciation and amortization 38.0 2.6 7.3 47.9 Intercompany interest 4.0 (1.6) (2.4) - EBITDA $114.9 $55.8 ($31.7) $139.0 Intercompany charges 3.6 - (3.6) - Non-cash stock-based compensation 1.6 0.4 2.0 4.0 Acquisition related costs 1.2 - 2.5 3.7 Securitization interest - (13.8) - (13.8) Loss on asset sales 0.4 - - 0.4 Severance 0.9 - 0.2 1.1 Foreign currency (gains)/losses (0.5) - 0.5 - IAA allocated costs - - 0.9 0.9 Other 0.5 0.1 - 0.6 Total Addbacks 7.7 (13.3) 2.5 (3.1) Adjusted EBITDA $122.6 $42.5 ($29.2) $135.9 Revenue $632.4 $86.7 – $719.1 Adjusted EBITDA % margin 19.4% 49.0% 18.9% 26

YTD 2020 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2020 ADESA AFC Corporate Consolidated Net income (loss) from continuing $19.7 $40.6 ($89.8) ($29.5) operations Add back: Income taxes 11.3 13.7 (27.6) (2.6) Interest expense, net of interest income 1.2 22.7 43.9 67.8 Depreciation and amortization 77.3 5.3 11.6 94.2 Intercompany interest (2.5) (0.9) 3.4 - EBITDA $107.0 $81.4 ($58.5) $129.9 Intercompany charges 3.2 - (3.2) - Non-cash stock-based compensation 3.3 0.8 4.1 8.2 Acquisition related costs 2.1 - 0.2 2.3 Securitization interest - (17.4) - (17.4) Loss on asset sales 1.0 - - 1.0 Severance 6.9 0.4 1.0 8.3 Foreign currency (gains)/losses 1.7 - 1.4 3.1 Goodwill and other intangibles impairment 29.8 - - 29.8 Other 2.5 - 0.9 3.4 Total Addbacks 50.5 (16.2) 4.4 38.7 Adjusted EBITDA $157.5 $65.2 ($54.1) $168.6 Revenue $929.2 $135.3 – $1,064.5 Adjusted EBITDA % margin 17.0% 48.2% 15.8% 27

YTD 2019 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2019 ADESA AFC Corporate Consolidated Net income (loss) from continuing $92.9 $57.9 ($108.1) $42.7 operations Add back: Income taxes 37.7 22.1 (44.6) 15.2 Interest expense, net of interest income 1.0 33.0 76.9 110.9 Depreciation and amortization 73.0 5.0 14.2 92.2 Intercompany interest 11.1 (2.8) (8.3) - EBITDA $215.7 $115.2 ($69.9) $261.0 Intercompany charges 6.8 - (6.8) - Non-cash stock-based compensation 4.0 0.9 5.7 10.6 Acquisition related costs 2.8 - 4.8 7.6 Securitization interest - (28.6) - (28.6) Loss on asset sales 0.9 - - 0.9 Severance 3.6 - 1.2 4.8 Foreign currency (gains)/losses (1.1) - 0.5 (0.6) IAA allocated costs - - 2.3 2.3 Other 0.7 0.1 - 0.8 Total Addbacks 17.7 (27.6) 7.7 (2.2) Adjusted EBITDA $233.4 $87.6 ($62.2) $258.8 Revenue $1,232.1 $176.6 – $1,408.7 Adjusted EBITDA % margin 18.9% 49.6% 18.4% 28

Operating Adjusted Net Income from Continuing Operations per Share Reconciliation

($ in millions, except per share amounts), (unaudited)

	Three Months ended June 30,		Six Months ended June 30,	
	2020	2019	2020	2019
Net income (loss)	($32.3)	$55.6	($29.5)	$133.4
Less: Income from discontinued operations	-	(28.2)	-	(90.7)
Net income (loss) from continuing operations [(1)]	($32.3)	$27.4	($29.5)	$42.7
Acquired amortization expense	14.1	14.8	28.4	29.4
IAA allocated costs	-	0.9	-	2.3
Acceleration of debt issuance costs	-	1.8	-	1.8
Goodwill and other intangibles impairment	29.8	-	29.8	-
Income taxes [(2)]	(1.8)	(4.2)	(2.3)	(8.8)
Operating adjusted net income from continuing operations	$9.8	$40.7	$26.4	$67.4
Net income (loss) from continuing operations per share – diluted	($0.25)	$0.20	($0.23)	$0.32
Acquired amortization expense	0.11	0.11	0.22	0.22
IAA allocated costs	-	0.01	-	0.02
Acceleration of debt issuance costs	-	0.01	-	0.01
Goodwill and other intangibles impairment	0.23	-	0.23	-
Income taxes	(0.01)	(0.03)	(0.02)	(0.07)
Operating adjusted net income from continuing operations **per share – diluted**	$0.08	$0.30	$0.20	$0.50
Weighted average diluted shares [(1)]	129.3	134.1	129.2	133.9

(1) The Series A Preferred Stock dividends have not been included in the calculation of operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per diluted share for the three and six months ended June 30, 2020. Likewise, the weighted average diluted share counts do not include the effect of assumed conversion of the Series A Preferred Stock for the three and six months ended June 30, 2020.

(2) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income. There was no income tax benefit related to the goodwill and other intangibles impairment because these items were not deductible for income tax purposes.

KAR AUCTION SERVICES

29